O'REILLY AUTO PARTS









                                                                  March 22, 2004

Dear Shareholder:

     You are cordially invited to attend the 2004 Annual Meeting of Shareholders of O'Reilly Automotive, Inc. to be held at the University Plaza Convention Center, Arizona Room, 333 John Q. Hammons Parkway, Springfield, Missouri on Tuesday, May 4, 2004, at 10:00 a.m. local time.

     Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the shareholders.

     It is important that your shares be represented at the meeting. Whether or not you plan to attend in person, please complete, sign, date and return the enclosed proxy card in the envelope provided at your earliest convenience or vote via telephone or Internet using the instructions on the proxy card. If you attend the meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

     In order to assist us in preparing for the Annual Meeting, please let us know if you plan to attend by contacting Tricia Headley, our Corporate Secretary, at 233 South Patterson, Springfield, Missouri 65802, (417) 874-7161.

     We look forward to seeing you at the Annual Meeting.



David E. O'Reilly                               Larry P. O'Reilly
Co-Chairman of the Board and                    Co-Chairman of the Board
Chief Executive Officer

                            O'REILLY AUTOMOTIVE, INC.
                               233 South Patterson
                           Springfield, Missouri 65802
                    _________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be held on May 4, 2004
                    _________________________________________

Springfield, Missouri
March 22, 2004

     The Annual Meeting of Shareholders of O'Reilly Automotive, Inc. (the Company), will be held on Tuesday, May 4, 2004, at 10:00 a.m., local time, at the University Plaza Convention Center, 333 John Q. Hammons Parkway, Springfield, Missouri 65806, for the following purposes:

(1)  To elect three Class II Directors, each to serve for a three year term; and

(2) To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2004; and

(3) To ratify the appointment of John Murphy and Ronald Rashkow as Class I Directors; and

(4) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on February 27, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements. A list of all shareholders entitled to vote at the Annual Meeting, arranged in alphabetical order and showing the address of and number of shares held by each shareholder, will be available during usual business hours at the principal office of the Company at 233 South Patterson, Springfield, Missouri 65802, to be examined by any shareholder for any purpose reasonably related to the Annual Meeting for 10 days prior to the date thereof. The list will also be available for examination throughout the conduct of the meeting.

     Your vote is important to ensure a quorum at the meeting. Even if you own only a few shares, and whether or not you expect to be present at the meeting, we request you to mark, date, sign and mail the enclosed proxy card in the postage-paid envelope provided or vote your shares by telephone or Internet as directed on the enclosed proxy card. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day, and will close on Monday, May 3, 2004, at 11:59 p.m. Eastern Standard Time.

     A copy of the Company's Annual Shareholders' Report for fiscal year 2003 accompanies this notice.

                                        By Order of the Board of Directors,


                                        Tricia Headley
                                        Secretary

                            O'REILLY AUTOMOTIVE, INC.

                               233 South Patterson
                           Springfield, Missouri 65802
                        ________________________________

                                 PROXY STATEMENT
                        ________________________________


     The enclosed proxy is solicited by the Board of Directors of O'Reilly Automotive, Inc. (the Company), for use at the Annual Meeting of the Company's shareholders to be held at the University Plaza Convention Center, 333 John Q. Hammons Parkway, Springfield, Missouri 65806, on Tuesday, May 4, 2004, at 10:00 a.m., local time, and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope or vote via telephone or Internet using the instructions on the proxy and the shares represented thereby will be voted in accordance with your wishes. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about March 22, 2004.

     Solicitation of proxies is being made by the Company and will be made primarily by mail. The cost of solicitation of proxies will be made by us and will also include reimbursement paid to brokerage firms and others for their reasonable out of pocket expenses of forwarding solicitation materials to their principals.

                              REVOCABILITY OF PROXY

     If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company in writing at the principal office of the Company of such revocation at any time prior to the voting of the proxy.

                                   RECORD DATE

     Shareholders of record at the close of business on February 27, 2004, will be entitled to vote at the Annual Meeting.

                         ACTION TO BE TAKEN UNDER PROXY

     All properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the shareholders' directions specified in the proxy. If no such directions have been specified by marking the appropriate squares in the accompanying proxy card, the shares will be voted by the persons named in the enclosed proxy card as follows:


(1)  FOR the election of Lawrence P. O'Reilly,  Rosalie  O'Reilly-Wooten and Joe
     C. Greene, named herein as nominees for Class II Directors of the Company, to hold office until the annual meeting of the Company's shareholders in 2007 and until his or her successor has been duly elected and qualified; and

(2) FOR the proposal to ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2004; and

(3) FOR the proposal to ratify John Murphy and Ronald Rashkow as Class I Directors; and

(4) According to their judgement on the transaction of such other business as may properly come before the meeting or any postponements or adjournments thereof.

     The nominees have not indicated that he or she would be unable or unwilling to serve as a Director. However, should any nominee become unable or unwilling to serve for any reason, it is intended that the persons named in the proxy will vote for the election of such other persons in their stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable to serve as a Director.

                       VOTING SECURITIES AND VOTING RIGHTS

     On February 27, 2004, there were 54,674,483 shares of Common Stock outstanding, which constitute all of the outstanding shares of the voting capital stock of the Company. Each share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting, including the election of Directors.

     A majority of the outstanding shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum at the meeting. The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect each person nominated for Director. Shares present at the meeting but which abstain or are represented by proxies that are marked "WITHHOLD AUTHORITY" with respect to the election of any person to serve on the Board of Directors will be considered in determining whether the requisite number of affirmative votes are cast on such matter. Accordingly, such proxies will have the same effect as a vote against the nominee as to which such abstention or direction applies. Shares not present at the meeting will not affect the election of Directors. Broker non-votes will not be treated as shares represented at the meeting with respect to the election of Directors, and therefore will have no effect.

     The vote required for the other proposals described in this Proxy Statement and for any other matter properly brought before the meeting will be the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal unless Missouri law or the Company's Restated Articles of Incorporation or By-laws require a greater vote. Shares present at the meeting that abstain (including proxies that deny discretionary authority on any matters properly brought before the meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such matter. Broker non-votes will not be treated as shares represented at the meeting as to such matter(s) voted on and therefore will have no effect.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of February 27, 2004, with respect to each person (other than management) known to the Company to be the beneficial owner of more than five percent (5%) of our outstanding shares of Common Stock. Unless otherwise indicated, the Company believes that the beneficial owners set forth in the following table have sole voting and investment power.


Name and Address of               Amount and Nature of    Percent
 Beneficial Owner                 Beneficial Ownership    Of Class
------------------------------    --------------------    ---------
Wasatch Advisors, Inc.               6,803,250 (1)         12.4%
150 Social Hall Avenue
Salt Lake City, Utah 84111

T. Rowe Price Associates, Inc.       5,017,400 (2)          9.2%
100 E. Pratt Street
Baltimore, Maryland  21202

(1) As reflected on such beneficial owner's Schedule 13G dated February, 17, 2004, provided to the Company in accordance with the Securities Exchange Act of 1934, as amended. Wasatch claimed sole voting power of 6,803,250, no shared voting power, sole dispositive power of 6,803,250 shares and no shared dispositive power.

(2) As reflected on such beneficial owner's Schedule 13G dated February 14, 2004, provided to the Company in accordance with the Securities Exchange Act of 1934, as amended. These securities are owned by various individual and institutional investors, to whom T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, as amended, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. Of the 5,017,400 shares reported, Price Associates claimed sole voting power of 952,400 shares, no shared voting power, sole dispositive power of 5,017,400 shares and no shared dispositive power.


                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT


     The following table sets forth, as of February 27, 2004, the beneficial ownership of each current Director (including the nominee for Director), each of the executive officers named in the Summary Compensation Table set forth herein, and the executive officers and Directors as a group, of the outstanding Common Stock. Unless otherwise indicated, the Company believes that the beneficial owners set forth in the following table have sole voting and investment power.



                                         Amount and Nature of      Percent
Name                                    Beneficial Ownership(a)    of Class
------------------------------------   ------------------------   -----------
Charles H. O'Reilly, Jr. (b)                  857,420                1.6%
David E. O'Reilly (c)                       2,421,783                4.4%
Lawrence P. O'Reilly (d)                      805,380                1.5%
Rosalie O'Reilly-Wooten (e)                 1,314,749                2.4%
Ted F. Wise (f)                               220,124                  *
Greg Henslee (g)                               94,163                  *
Jay D. Burchfield (h)                          44,000                  *
Joe C. Greene (i)                              44,400                  *
Paul Lederer (j)                               47,500                  *
James R. Batten (k)                            30,896                  *
John Murphy                                         -                  *
Ronald Rashkow                                      -                  *
Jeff Shaw (l)                                 147,784                  *
Michael Swearengin (m)                         33,881                  *
                                       ------------------------   -----------
All Directors and executive
 officers as a group (14 persons)(n)        6,062,080               11.1%

*less than 1%

(a) With respect to each person, assumes the exercise of all stock options held by such person that are exercisable currently or within 60 days of February 27, 2004 (such options being referred to hereinafter as "currently exercisable options").

(b) The stated number of shares includes 492,830 shares held through the Charles H. O'Reilly, Jr. Revocable Trust, and 364,590 shares controlled by Mr. O'Reilly as trustee of a trust for the benefit of his children.

(c)  The stated number of shares includes  616,554 shares held through the David
     E. O'Reilly Revocable Trust, 1,658,174 shares controlled by Mr. O'Reilly as trustee of a trust for the benefit of his children, 3,305 shares held in the O'Reilly Employee Savings Plus Plan with SunTrust Bank as trustee and 143,750 shares subject to currently exercisable options.

(d) The stated number of shares includes 805,380 shares held through the Lawrence P. O'Reilly Revocable Trust.

(e) The stated number of shares includes 819,940 shares held through the Rosalie O'Reilly-Wooten Revocable Trust, 491,658 shares controlled by Ms. Wooten as trustee of a trust for the benefit of her children and 3,151 shares held in the O'Reilly Automotive Savings Plus Plan with SunTrust Bank as trustee.

(f) The stated number of shares includes 82,726 shares held through a revocable trust of which Ted Wise, as the sole trustee, has sole voting and investing power, 4,148 shares held in the O'Reilly Employee Savings Plus Plan with SunTrust Bank as trustee, 75,250 shares subject to currently exercisable options and 58,000 shares held of record by a revocable trust of which Mr. Wise's wife, as the sole trustee, has sole voting and investment power.

(g) The stated number of shares includes 9,910 shares jointly owned by Greg Henslee and his wife, 2,018 shares held in the O'Reilly Employee Savings Plus Plan with SunTrust Bank as Trustee, 4,485 shares held in the O'Reilly Automotive Stock Purchase Plan with UMB Bank, N.A. as trustee and 77,750 shares subject to currently exercisable options.

(h) The stated number of shares includes 4,000 shares directly owned by Jay Burchfield and 40,000 shares subject to currently exercisable options.

(i) The stated number of shares includes 4,000 shares directly owned by Joe Greene, 400 shares owned by Mr. Greene's spouse and 40,000 shares subject to currently exercisable options.

                                       3

(j) The stated number of shares includes 17,500 shares directly owned by Paul Lederer and 30,000 shares subject to currently exercisable options.

(k) The stated number of shares includes 278 shares directly owned by Jim Batten, 2,934 shares held in the O'Reilly Employee Savings Plus Plan with SunTrust Bank as Trustee, 434 shares awarded by the Company's Performance Incentive Plan and 27,250 shares subject to currently exercisable options.

(l) The stated number of shares includes 7,245 shares directly owned by Jeff Shaw, 78 shares held in the O'Reilly Employee Stock Purchase Plan, 1,132 shares held in the O'Reilly Employee Savings Plus Plan with SunTrust Bank as Trustee, 329 shares awarded by the Company's Performance Incentive Plan and 139,000 shares subject to currently exercisable options.

(m) The stated number of shares includes 1,660 directly shares owned by Michael Swearengin, 118 shares held in the O'Reilly Employee Stock Purchase Plan, 2,867 shares held in the O'Reilly Employee Savings Plus Plan with SunTrust Bank as Trustee, 236 shares awarded by the Company's Performance Incentive Plan and 29,000 shares subject to currently exercisable options.

(n) Includes currently exercisable options to purchase a total of 602,000 shares held by the Company's Directors and executive officers as a group.

                    PROPOSAL 1-ELECTION OF CLASS II DIRECTORS

Information About The Nominees And Directors Continuing in Office

     The Company's Amended and Restated By-laws and Restated Articles of Incorporation, currently provide for three classes of Directors, each class serving for a three-year term expiring one year after expiration of the term of the preceding class, so that the term of one class will expire each year. The terms of the current Class III and Class I Directors expire in 2005 and 2006, respectively. The Board of Directors has nominated Lawrence P. O'Reilly, Rosalie O'Reilly-Wooten and Joe C. Greene, who are current Class II Directors, for a term expiring at the Company's annual shareholders meeting in 2007.

     The following table lists the principal occupation for at least the last five years of each of the nominee and the present Directors continuing in office, his or her present positions and offices with the Company, the year in which he or she first was elected or appointed a Director (each serving continuously since first elected or appointed unless otherwise stated), his or her age and his or her directorships in any company with a class of securities registered pursuant to Sections 12 or 15(d) of the Securities Exchange Act of 1934, as amended, or in any company registered as an investment company under the Investment Company Act of 1940 (as specifically noted).

                                                                                                          Service
                                                                                                            as
                                                                                                          Director
Name                            Age                     Principal Occupation                               Since
-------------------------      -----  ------------------------------------------------------------------   -----
                                         Nominees for Director - Class II
                           (To Be Elected to Serve a Three-Year Term Expiring in 2007)
Lawrence P. O'Reilly            57    Co-Chairman  of the Board since August  1999;  retired from active   1969
                                      Company  management,  February 2003; Chief Operating  Officer from
                                      March 1993 to February  2003;  President from March 1993 to August
                                      1999; Vice President of the Company from 1975 to March 1993.

Rosalie O'Reilly-Wooten         62    Retired from active Company management,  February 2002.  Executive   1980
                                      Vice President of the Company from March 1993 to February 2002.

                                       4

                                                                                                          Service
                                                                                                            as
                                                                                                          Director
Name                            Age                     Principal Occupation                               Since
-------------------------      -----  ------------------------------------------------------------------   -----
Joe C. Greene                   67    Partner  at the law firm of  Husch &  Eppenberger,  LLC,  managing   1993
                                      partner  of the  Springfield,  Missouri  firm of  Greene & Curtis,
                                      LLP, from 1975 to 2002,  Director of Bass Pro,  Inc.,  Director of
                                      Ozarks  Coca-Cola  Bottling Co.,  Chairman of Missouri Sports Hall
                                      of Fame,  Executive  Secretary of Missouri  Golf  Association  and
                                      Director of Commerce  Bank,  N.A. in  Springfield,  Missouri;  Mr.
                                      Greene has been  engaged in the  private  practice of law for more than 40 years.

                                     Directors Continuing in Office-Class III
                                             (Terms Expiring in 2005)

David E. O'Reilly               54    Co-Chairman  of the  Board  since  August  1999;  Chief  Executive  1972
                                      Officer  since  March  1993;  President  from March 1993 to August
                                      1999; Vice-President of the Company from 1975 to March 1993.

Jay D. Burchfield               57    Director of The Beer  Company  since  January  2003;  President of  1997
                                      Oklahoma City Bakery,  Inc.  since  January 1999;  Chairman of the
                                      Board and  Director  of Trust  Company of the Ozarks  since  April
                                      1998;  Director of Quest  Capital  Alliance,  since  January 2002;
                                      Director of The Primary Care Network since January 1998;  Chairman of the Board and  Director of City  Bancorp  since  January  1997;
                                      Chairman  of the  Board  and  CEO of  Boatmen's  National  Bank of
                                      Oklahoma  from January 1996 to January 1997;  Chairman,  President and CEO of Boatmens' Bank of Southern  Missouri from April 1987 to
                                      January  1996.  Mr.  Burchfield's  career has spanned more than 30 years in the banking industry.

Paul R. Lederer                 64    Retired  October  1998;  Executive  Vice  President  of  Worldwide  2001
                                      Aftermarket of Federal-Mogul  Corporation February 1998 to October
                                      1998;  President  and Chief  Operating  Officer  of  Fel-Pro  from
                                      November  1994  to  February   1998,   when  it  was  acquired  by
                                      Federal-Mogul  Corporation;  presently a Director of the following companies:  MAXIMUS,  Vita Food Corp., R & B, Inc., and Trans-Pro,
                                      Inc.  Mr.  Lederer had been a Director  of the Company  from April
                                      1993 to July 1997 and was appointed again as a Director in 2001.

                                      Directors Continuing in Office-Class I
                                             (Term Expiring in 2006)

Charles H. O'Reilly, Jr.        64    Vice-Chairman of the Board since August 1999.  Retired from active    1966
                                      company  management,  February  2002.  Chairman  of the Board from
                                      March 1993 to August 1999;  President and Chief Executive  Officer
                                      of the Company from 1975 to March 1993.

                                       5

                                                                                                          Service
                                                                                                            as
                                                                                                          Director
Name                            Age                     Principal Occupation                               Since
-------------------------      -----  ------------------------------------------------------------------   -----
John Murphy                     53    Executive Vice President and Chief  Financial  Officer of Accuride    2003
                                      Corporation,   1998  to   present.   Executive   Vice   President,
                                      Administration/Chief   Financial  Officer/Corporate  Secretary  of
                                      North American Stainless, Inc. 1994 to 1997.

Ronald Rashkow                  63    Mr.  Rashkow is presently a director of Factory 2-U Stores,  Inc.,    2003
                                      and on the advisory  board of Hilco Trading Co., Inc., MLC Leasing and  Milton's  Baking  Company.  Mr.  Rashkow was  formerly  chief executive  officer  and  director  of Handy Andy Home  Improvement
                                      Centers and founding principal of Chapman Partners, LLC.


The Board of Directors recommends a vote "FOR" the Class II nominees.

                    INFORMATION CONCERNING BOARD OF DIRECTORS

Determination of Director Independence

     Rules of the Nasdaq Stock Market require that a majority of the Board of Directors be "independent," as defined in Nasdaq marketplace Rule 4200 (a)(15). Under the Nasdaq rule, a director is independent if he or she is not an officer or employee of the Company and does not have any relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board reviewed the independence of its directors under the new Nasdaq rules. During this review, the Board considered transactions and relationships between each director or any member of his or her family and the Company. The Board has determined that Messrs. Murphy, Lederer, Rashkow, Burchfield and Greene are independent under Nasdaq Rule 4200(a)(15).

Family Relationships

     Charles H. O'Reilly, Jr., Rosalie O'Reilly-Wooten, Lawrence P. O'Reilly and David E. O'Reilly are all children of Charles H. O'Reilly, Sr., Co-Founder of the Company.

Lead Director

     The Corporate Governance/Nominating Committee nominated and the Board of Directors approved such nomination for Paul Lederer to serve in the capacity as Lead Director of the Board of Directors.

Board and Committee Meetings; Corporate Governance

     During fiscal year 2003, four meetings of the Board of Directors were held. During such year, each Director attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he or she has served as a Director, and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served during the period for which he or she served.

     The Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Corporate Governance/Nominating Committee. Each of these committees is comprised solely of independent directors in accordance with the Nasdaq Stock Market Listing Qualifications. Charters for each committee are available on the Company's website at www.oreillyauto.com, and can be obtained free of charge at the Company's address appearing on the first page of this proxy statement by written request to the attention of the Secretary or by telephone at (417) 862-2674.

     The Audit Committee currently consists of Messrs. Murphy (Chairman), Lederer and Rashkow. The Board had determined that each member of the Audit Committee is "independent" pursuant to the Nasdaq Marketplace Rule 4200, as well as the independence requirements for audit committee members under Rule 10A-3 promulgated under the Securities Exchange Act of 1934. In addition, the Board has determined that Mr. Murphy, a member of the Audit Committee, is qualified as an audit committee financial expert as that term is defined in the rules of the Securities and Exchange Commission. The Audit Committee recommends the engagement of independent auditors, confers with the external auditors regarding the adequacy of our financial controls and fiscal policy, and directs changes to financial policies or procedures as appropriate. During fiscal year 2003, six Audit Committee meetings were held.

     The Compensation Committee consists of Messrs. Burchfield (Chairman), Lederer and Rashkow. The purpose of the Compensation Committee is to act on behalf of the Board of Directors with respect to the establishment and administration of the policies which govern the annual compensation of the Company's executive officers. The Compensation Committee also administers the Company's stock option and other benefit plans. During fiscal year 2003, two Compensation Committee meetings were held.

     The Corporate Governance/Nominating Committee consists of Messrs. Greene (Chairman), Murphy and Burchfield. The principal purpose of the committee is:
(1) to establish criteria for the selection of directors and to recommend to the Board the nominees for Director in connection with the Company's annual meeting of stockholders; (2) to take a leadership role in shaping the Company's
corporate   governance  policies  and  to  issue  and  implement  the  Corporate
Governance Principles of the Company; (3) to develop and coordinate annual evaluations of the Board, its committees and its members; and (4) to adhere to all legal standards required by the Securities and Exchange Commission and The Nasdaq National Market. The Corporate Governance/Nominating Committee functions pursuant to a written charter, a copy of which was attached as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2003. During fiscal year 2003, one Corporate Governance/Nominating Committee meeting was held. The Company's corporate governance principles may be viewed at www.oreillyauto.com.

     A shareholder who desires to nominate one or more persons for election as directors shall deliver Timely Notice (as defined in Section 12, Article II of the Company's Bylaws) of the shareholder's intent to make such nomination or nominations, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the corporation. Such notice shall set forth: (a) the name and address of record of the shareholder who intends to make the nomination; (b) the class and number of shares of the capital stock that are beneficially owned by the shareholder on the date of such notice; (c) the name, age, business and residential addresses, and principal occupation or employment of each proposed nominee; (d) a description of all arrangements or understandings between the shareholder and each nominee, and other arrangements or understandings known to the shareholder, pursuant to which the nomination or nominations are to be made by the shareholder; (e) any other information regarding each proposed nominee that would be required to be included in a proxy statement filed with the Securities and Exchange Commission; and (f) the written consent of each proposed nominee to being so named and to serve as a director of the corporation. The presiding officer of a meeting may, if the facts warrant, determine at the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should make that determination, he shall so declare at the meeting, and the defective nomination shall be disregarded.

     The established criteria for persons to be nominated for election to the Board and its committees, taking into account the composition of the Board as a whole, at a minimum, includes (a) a candidate's qualification as "independent" under the federal securities laws and the rules and regulations of the SEC and Nasdaq applicable to the Board and each of its committees; (b) depth and breadth of experience within the Company's industry and otherwise; (c) outside time commitments; (d) special areas of expertise; (e) accounting and finance knowledge; (f) business judgment; (g) leadership ability; (h) experience in developing and assessing business strategies; (i) corporate governance expertise; (j) risk management skills; and (k) for incumbent members of the Board, the past performance of the incumbent director.

Compensation of Directors

     In 2003, the Company paid an annual fee of $10,000 to each non-employee Director, plus $500 per Board meeting attended. Beginning in 2004, the Company will pay an annual fee of $20,000, plus $2,000 per Board meeting to each non-employee Director, in order to maintain competitive compensation. The Company also reimburses Directors for out-of-pocket expenses incurred in connection with their attendance at Board and Committee meetings. Directors' fees of $36,000 were paid during 2003.

     The Company also maintains a Directors' Stock Option Plan, providing for an automatic annual grant (on April 22 or the first business day thereafter) to each director who is not an employee of the Company of a non-qualified stock option to purchase 2,500 shares of Common Stock at a per share exercise price equal to the fair market value of the Common Stock on the date the option is granted. Director stock options expire immediately upon the date on which the optionee ceases to be a director for any reason or seven years after the date on which the option is granted, whichever first occurs. Each of the Company's three non-employee directors in 2003 were granted options during the year to purchase 10,000 shares of Common Stock under the Company's Directors' Stock Option Plan at an exercise price of $29.20 per share. Prior to January 1, 2004, each non-employee director was granted the option to acquire 10,000 shares of Common Stock.

                             EXECUTIVE COMPENSATION

     The following information is given for the fiscal years ended December 31, 2003, 2002 and 2001, concerning annual and long-term compensation for services rendered to the Company and its subsidiaries for the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers (other than the Chief Executive Officer) during fiscal year 2003.

                           Summary Compensation Table

                                                                   Long Term Compensation
                                      Annual Compensation                  Awards
                                   --------------------------    -------------------------
                                                                 Restricted
                                                                   Stock      Securities      All Other
     Name and                       Salary     Bonus   Other       Awards     Underlying        Compen-
Principal Position         Year     ($)(a)      ($)    ($)(b)      ($)(c)    Options(#)(d)    sation($)(e)
-----------------------    ----    --------  -------  -------    ----------  -------------    ------------
David E. O'Reilly          2003    750,000   281,500        -           -      75,000           17,063
   Co-Chairman of the      2002    350,000   350,000        -           -           -           16,987
   Board and Chief         2001    330,000   330,000        -           -      30,000            4,835

Ted F. Wise                2003    410,000   102,500        -           -      41,000           11,125
   Co-President            2002    264,000   131,000        -           -           -           11,219
                           2001    247,500   122,500        -           -      30,000            5,833

Greg Henslee               2003    410,000   102,500        -           -      41,000            7,768
   Co-President            2002    247,000   123,000        -           -           -            6,957
                           2001    207,500   102,500        -           -      30,000            6,044

Jim Batten                 2003    190,000    47,500        -           -      19,000            6,523
  Executive                2002    134,800    35,200   22,614      11,319           -            5,805
  Vice-President of        2001    128,000    32,000   23,468      11,732      25,000            4,098
  Finance and Chief
  Financial Officer

Jeff Shaw                  2003    127,500         -   17,000       8,500      15,000            4,501
  Senior Vice-             2002    120,000         -   17,586       8,793           -            4,608
  President of Store       2001    112,000         -   16,412       8,206      20,000            1,827
  Operations and Sales

(a) Includes portion of salary deferred at named executive's election under the Company's Profit Sharing and Savings Plan.

(b)  Cash awarded under the Company's Performance Incentive Plan (PIP).

(c) Shares awarded to Mr. Batten under PIP include 356 shares for fiscal year 2001, having a per share fair market value of $32.955 on the day awarded, for an aggregate value of $11,732 and 475 shares for fiscal year 2002, having a per share fair market value of $23.83 on the day awarded, for an aggregate value of $11,319. As of December 31, 2003, Mr. Batten owned in the aggregate, 712 of such shares having an aggregate value of $27,455. Shares awarded to Mr. Shaw under PIP include 249 shares for fiscal year 2001, having a per share fair market value of $32.955 on the day awarded, for an aggregate value of $8,206 and 369 shares for fiscal year 2002, having a per share fair market value of $23.83 on the day awarded, for an aggregate value of $8,793. As of December 31, 2003, Mr. Shaw owned in the aggregate, 329 of such shares having an aggregate value of $20,630. All shares awarded under the PIP vest in equal installments over a three-year period commencing on the first anniversary of the award and are based on the achievement of certain performance goals. No dividends are paid on shares of restricted stock.

(d) See "Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values" tables for additional information with respect to these options.

(e) "All Other Compensation" for the year ended December 31, 2003, includes (i) Company contributions of $16,758, $10,849, $7,648, $6,403 and $4,405 to its
     Profit Sharing and Savings Plan made on behalf of David O'Reilly, Ted Wise, Greg Henslee, James Batten and Jeff Shaw, respectively, and (ii) the benefits inuring to David O'Reilly ($305), Ted Wise ($276), Greg Henslee ($120), James Batten ($120) and Jeff Shaw ($96) from the Company's payment of certain life insurance premiums.

                                       9

Information as to Stock Options

     The following table provides certain information concerning grants of options to purchase Common Stock made during the 2003 fiscal year to the named executive officers. All stock options that were granted before and including May 6, 2003, were granted pursuant to the Company's 1993 Stock Option Plan. All stock options that were granted on or after May 7, 2003, were granted pursuant to the Company's 2003 Stock Option Plan.

                        Option Grants in Last Fiscal Year

                                                                           Potential Realizable
                                                                            Value at Assumed
                                                                          Annual Rates of Stock
                                                                           Price Appreciation
                            Individual Grants                               For Option Term
--------------------------------------------------------------------     ---------------------
                     Number of    % of Total
                    Securities     Options     Exercise
                    Underlying    Granted to    Price                                            Grant Date
                      Options     Employees      Per      Expiration                               Present
      Name           Granted(#)    in 2003     Share($)      Date          5% ($)      10%($)     Value($)
-----------------   ----------   -----------   --------   ----------     ---------   ---------   ----------
David E. O'Reilly    75,000 (1)     7.1%        23.55      02/13/12      1,110,750   2,814,750   1,766,250
Ted F. Wise          41,000 (1)     3.9%        23.55      02/13/12        607,210   1,538,730     965,550
Greg Henslee         41,000 (1)     3.9%        23.55      02/13/12        607,210   1,538,730     965,550
James Batten         19,000 (1)     1.8%        23.55      02/13/12        281,390     713,070     447,450
Jeff Shaw            15,000 (1)     1.4%        38.52      12/31/13        363,450     920,865     577,800

(1) Stock options become exercisable with respect to 25% of the covered shares one year from the date of grant; 50% exercisable two years from the date of grant; 75% exercisable three years from the date of grant and the remainder become exercisable four years from the date of grant.


                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values
                                                                Number of          Value of Unexercised
                                                                Unexercised            In-The-Money
                           Number of                              Options              Options at
                           Securities                           At FY-End(#)          FY-End ($)(1)
                       Underlying Options       Value           Exercisable/           Exercisable/
       Name               Exercised (#)      Realized ($)      Unexercisable          Unexercisable
------------------    -------------------    ------------    -----------------    ---------------------
David E. O'Reilly                -                   -         143,750 / 71,250     2,903,163 / 71,250
Ted F. Wise                      -                   -          75,250 / 45,750     1,196,978 / 642,308
Greg Henslee                     -                   -          77,750 / 45,750     2,871,468 / 1,501,515
James R. Batten              7,500             181,875          27,250 / 26,750       394,398 / 364,518
Jeff Shaw                    1,000              31,131         139,000 / 25,000     3,333,240 / 121,000

(1) Represents the market value of the underlying Common Stock on December 31, 2003, less the aggregate exercise price.

Employment Arrangements with Executive Officers

     The Company entered into a written employment agreement effective January 1, 1993, with David E. O'Reilly. Such agreement provides for Mr. O'Reilly to be employed by the Company for a minimum period of three years and automatically renews for each calendar year thereafter. As compensation for services rendered to the Company, the agreement provides for Mr. O'Reilly to receive (i) a base annual salary adjusted annually, and (ii) a bonus, the amount of which is determined by reference to such criteria as may be established by the Compensation Committee.

     Mr. O'Reilly's employment may be terminated by the Company for cause (as defined in the agreement) or without cause. If Mr. O'Reilly's employment is terminated for cause or if Mr. O'Reilly resigns, his salary and bonus rights will cease on the date of such termination or resignation. If the Company terminates Mr. O'Reilly without cause, all compensation payments will continue through the remainder of the agreement's term. Pursuant to his agreement, Mr. O'Reilly has agreed for so long as he is receiving payments thereunder to refrain from disclosing information confidential to the Company or engaging, directly or indirectly, in any automotive parts distribution, manufacturing or sales business in the states in which the Company operates without prior written consent of the Company.

     The Company has also entered into written retirement  agreements with David
E. O'Reilly, Lawrence P. O'Reilly, Charles H. O'Reilly, Jr. and Rosalie O'Reilly-Wooten. Such agreements, as amended and which are in substantially identical form, provide for each of the foregoing executive officers to be employed as a consultant upon retirement, for a period of ten years at a yearly salary of $125,000, adjusted annually three percent for inflation and payable in equal monthly payments. The agreements also provide for each officer to receive medical benefits, death and disability benefits, as well as the use of a car.

     Lawrence P. O'Reilly, Charles H. O'Reilly, Jr. and Rosalie O'Reilly-Wooten have retired from the Company and currently receive payments under the retirement agreements.

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee is now an officer or an employee of the Company or any of its subsidiaries or has been at any time an officer or an employee of the Company or any of its subsidiaries.

Compensation Committee Report

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might be incorporated by reference in future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report shall not be incorporated into any such filings.

General

     The Compensation Committee of the Board of Directors is responsible for recommending to the Board of Directors a compensation package and specific compensation levels for the executive officers of the Company. Additionally, the Compensation Committee establishes policies and guidelines for other benefit programs and administers the award of stock options under the Company's 2003 Employee Stock Option Plan. The Compensation Committee is composed of three independent members of the Board of Directors.

Policy

     The Compensation Committee's policy, with respect to executive compensation, is to provide the executive officers of the Company with a total compensation package which is competitive and equitable and which encourages and rewards performance based in part upon the Company's performance in terms of increases in share value. The key components of the Company's compensation package for its executive officers are base salary, annual cash bonuses and long-term, stock-based incentives.

Base Salary

     The annual base salary of each executive officer is set to bring them in line with base compensation then being paid by the Company's competitors for executive management, based upon the Compensation Committee's review of, among other things, compensation data for comparable companies and positions. The Compensation Committee believes that the Company's principal competitors for executive management are not necessarily the same companies that would be included in a peer group compiled for purposes of comparing shareholder returns. Consequently, the companies that are reviewed for such compensation purposes may not be the same as the companies comprising The Nasdaq Retail Trade Stock Price Index included in this Proxy Statement. The base salaries of the executive officers were increased in 2003 to reflect increases in the Consumer Price Index from 2002 to 2003, increases in responsibilities due to the Company's growth and to align executive compensation with comparable companies and positions.

Bonuses

     The Compensation Committee has established a bonus plan for the Chief Executive Officer and Co-Chairman of the Board, the Co-Presidents and the Chief Financial Officer of the Company based upon objective criteria. Under this bonus plan, these executive officers of the Company each will receive a bonus based upon a percentage of their respective base salary for the attainment of certain performance goals for the Company. Such performance goals are designed to address multiple facets of financial performance, including sales performance, operating income performance, financial returns and various balance sheet measures. Actual Company performance in each of these areas is compared to the targets pre-determined by the Compensation Committee, in order to determine the bonus amount achieved by each executive officer.

     The bonuses to be awarded to all other officers of the Company are based upon each officer's contribution, responsibility and performance during the year, and are thus subjective in nature. In formulating its recommendation for the bonuses of other officers of the Company, the Compensation Committee considers, among other things, the evaluation from the Chief Executive Officer of the Company with regard to the contribution, responsibility and performance of each officer and his views on the appropriate compensation level of each executive officer.

Long-Term Incentives

     The only long-term incentive currently offered for senior executives by the Company is stock option awards. Stock options may be awarded to the Chief Executive Officer, the other individual executive officers and upper and middle managers by the Board of Directors, based upon, in the case of the Chief Executive Officer and other executive officers, the recommendation of the Compensation Committee.

     It is the stock option program which links rewards to the achievement of long-term corporate performance. In determining whether and how many options should be granted, the Compensation Committee may consider the responsibilities and seniority of each of the executive officers, as well as the financial performance of the Company and other factors as it deems appropriate, consistent with the Company's compensation policies.

     The Chief Executive Officer and Co-Chairman of the Board, the Co-Presidents and the Chief Financial Officer of the Company receive option grants annually in an amount equal to 10% of their respective base salary. However, the Compensation Committee has not established specific target awards governing the receipt, timing or size of option grants to other individuals. Thus, determinations with respect to the granting of these stock options are subjective in nature.

CEO Compensation

     The base salary of David E. O'Reilly, the Chief Executive Officer of the Company, was established under his employment agreement dated January 1, 1993, and the criterion to be achieved for his bonus was determined by the Compensation Committee in February 2003, based upon a percentage of his base salary for the attainment of certain performance goals for the Company. This cash bonus will paid to the Chief Executive Officer during 2004. The cash bonus to be earned by the Chief Executive Officer in 2004 will be based upon performance goals to be determined by the Compensation Committee.

                         Respectfully submitted,

                         THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF O'REILLY AUTOMOTIVE, INC.

                         Jay D. Burchfield
                         Chairman of the Compensation Committee

                         Paul Lederer
                         Member of the Compensation Committee

                         Ronald Rashkow
                         Member of the Compensation Committee

Audit Committee Report

     The Audit Committee functions pursuant to a written charter, a copy of which was attached as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2003. The Audit Committee's Charter was most recently revised and approved by the Board of Directors on May 6, 2003. In connection with the December 31, 2003, financial statements, the Audit Committee has:

o reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2003; and

o discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of American Institute of Certified Public Accountants; and

o received and reviewed the written disclosures and the letter from the Company's independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the
     Independence Standards Board, and have discussed with the auditors their independence.

     Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

                         THE AUDIT COMMITTEE OF THE
                         BOARD OF DIRECTORS OF
                         O'REILLY AUTOMOTIVE, INC.

                         John Murphy
                         Chairman of the Audit Committee

                         Paul Lederer
                         Member of the Audit Committee

                         Ronald Rashkow
                         Member of the Audit Committee

Transactions with Insiders and Others

     Seventy of the Company's stores are leased from one of two real estate investment partnerships and a limited liability corporation formed by the O'Reilly family. David E. O'Reilly, Lawrence P. O'Reilly, Charles H. O'Reilly, Jr. and Rosalie O'Reilly-Wooten, their spouses, children and grandchildren each hold a beneficial interest in such partnerships or the limited liability company. Leases with affiliated parties generally provide for payment of a fixed base rent, payment of certain tax, insurance and maintenance expenses, and an original term of six years, subject to one or more renewals at the Company's option. The Company has entered into separate master lease agreements with each of the affiliated real estate investment partnerships and the limited liability company for the occupancy of the stores covered thereby. The master lease agreements with the real estate investment partnerships expire on December 2004. The term of the master lease with the limited liability company expires on December 31, 2013. The total aggregate rent payments paid by the Company to the partnerships and the limited liability company was $3,238,000 in fiscal 2003. The Company believes that the terms and conditions of the transactions with affiliates described above were no less favorable to the Company than those that would have been available to the Company in comparable transactions with unaffiliated parties.

Performance Graph

     Set forth below is a line graph comparing the annual percentage change in the cumulative total shareholder return of a $100 investment on December 31, 1998, in the Company's Common Stock against The Nasdaq Stock Market Total Return Index and The Nasdaq Retail Trade Stocks Total Return Index, assuming reinvestment of all dividends.


Measurement Period          O'Reilly          Nasdaq U.S.    Nasdaq Retail
(Fiscal Year Covered)    Automotive, Inc.    Stock Market    Trade Stocks
---------------------   -----------------    ------------    -------------
        12/98                 100               100             100
        12/99                  91               185              88
        12/00                 113               112              54
        12/01                 154                89              74
        12/02                 107                61              63
        12/03                 163                92              88


Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based on the Company's review of the copies of such forms furnished to it and written representations with respect to the timely filing of all reports required to be filed, the Company believes that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2003 with the following exceptions: Charlie O'Reilly made direct sells of the Company's stock on September 28, 2001, June 28, 2002 and July 1, 2002 that were not reported until February 16, 2004; Larry O'Reilly made direct sells of the Company's stock on August 14, 2003 and August 15, 2003, that were not reported until February 16, 2004; David O'Reilly, Ted Wise, Greg Henslee and James R. Batten were awarded stock options on February 13, 2003, that were not reported until April 24, 2003.


         PROPOSAL 2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors has selected Ernst & Young LLP as our independent auditors for the year ending December 31, 2004, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the annual meeting. Ernst & Young LLP has audited our financial statements since 1993. Representatives of Ernst & Young LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Neither our Bylaws nor our other governing documents or law require shareholder ratification of the selection of Ernst & Young LLP as our independent auditors. However, the Audit Committee is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.

Fees Paid to Independent Auditors

     The following is a summary of fees billed by Ernst & Young LLP for audit and other professional services during the year ended December 31:


                                                                           2003         2002
                                                                        ----------   ----------
Audit Fees:
Consists of fees and expenses billed for the audit of O'Reilly's consolidated financial statements for such year and for the
review of O'Reilly's quarterly reports on Form 10-Q...................  $  267,247   $  212,000

Audit-Related Fees:
Consists of fees and expenses billed for the annual audit of the
Company's employee benefit plan, consultations regarding
restructuring of the Company's synthetic lease arrangement
and assistance in documenting internal control policies and
procedures over financial reporting...................................      88,382        8,500

Tax Fees:
Consists of fees and expenses billed for tax advisory services,
including compliance and planning.....................................      93,808      323,500

All Other Fees........................................................  $       --   $       --
                                                                        ----------   ----------
Total Fees............................................................  $  449,437   $  544,000
                                                                        ==========   ==========

     The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve permitted services, provided that the Chairman reports any decisions to the Committee at its next scheduled meeting.


     The Audit Committee, after review and discussion with Ernst & Young LLP of the preceding information, determined that the provision of these services was compatible with maintaining Ernst & Young LLP's independence.

Ratification of Independent Auditors

     The affirmative vote of the holders of a majority of the votes attached to the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Ernst & Young LLP.

     The Board of Directors recommends that you vote "FOR" the proposal to ratify the selection of Ernst & Young LLP as our independent auditors for the year ending December 31, 2004.

          PROPOSAL 3 - RATIFICATION OF THE APPOINTMENT OF JOHN MURPHY
                    AND RONALD RASHKOW AS CLASS I DIRECTORS

     The Board of Directors, in its written consent dated December 19, 2003, appointed John Murphy and Ronald Rashkow to serve as Class I Directors, effective as of December 19, 2003, to stand until the terms of the Class I Directors expire in 2006. The addition of Mr. Murphy and Mr. Rashkow brings the total number of independent directors to five, of nine total directors, resulting in a majority of independent directors. The two additional independent directors were appointed in order for the Company to comply with the new NASDAQ Stock Market Listing Qualifications.

     Mr. Murphy and Mr. Rashkow were appointed to the Board of Directors in accordance with provisions of the Company's Bylaws, granting such authority to the Board of Directors.

     The Corporate Governance/Nominating Committee nominated Mr. Murphy and Mr. Rashkow upon the completion of an extensive search process. The criteria established by the Company's Corporate Governance/Nominating Committee Charter were utilized to evaluate prospective directors.

     The Board of Directors recommends that you vote "FOR" the proposal to ratify the appointment of John Murphy and Ronald Rashkow as Class I Directors.

                           ANNUAL SHAREHOLDERS' REPORT

     The Annual Shareholders' Report of the Company for fiscal 2003 containing, among other things, audited consolidated financial statements of the Company, accompanies this Proxy Statement.

                        FUTURE PROPOSALS OF SHAREHOLDERS

     Shareholder proposals intended to be presented at the year 2005 Annual Meeting and included in the Company's proxy statement and form of proxy relating to that meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at the Company's principal executive offices by November 26, 2004. In order for shareholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, the Company's Amended Bylaws require that such proposals must be submitted, not later than February 9, 2005, and not earlier than January 19, 2005.

                                 OTHER BUSINESS

     The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment as to the best interests of the Company.

                                  MISCELLANEOUS

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

     Shareholders are urged to mark, sign, date and send in their proxies without delay or vote via telephone or Internet using the instructions on the proxy card.

                    COMMUNICATION WITH THE BOARD OF DIRECTORS

     A shareholder who wishes to communicate with our Board of Directors, specific individual directors or the independent directors as a group, may do so by directing a written request addressed to such director(s) in care of the Corporate Secretary at the address appearing on the first page of this proxy statement or via e-mail through our website at www.oreillyauto.com. Such communication will be directed to the intended director, group of directors or the entire Board, as the case may be.

                            HOUSEHOLDING OF MATERIALS

     In some instances, only one copy of this Proxy Statement or Annual Report is being delivered to multiple shareholders, sharing an address, unless the Company has received instructions from one or more of the shareholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the Proxy Statement or Annual Report, as applicable, to any shareholder at your address. If you wish to receive a separate copy of the Proxy Statement or Annual Report, you may call us at (417) 862-6708, or send a written request to O'Reilly Automotive, Inc., 233 South Patterson, Springfield, Missouri 65802, Attention: Secretary. Alternatively, shareholders sharing an address who now receive multiple copies of the Proxy Statement or Annual Report may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

                             ADDITIONAL INFORMATION

     Additional information regarding the Company can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, filed by the Company with the Securities and Exchange Commission.

     A copy of the Company's Annual Report on Form 10-K for fiscal year (as filed with the Securities and Exchange Commission), including financial statements and financial statement schedule (excluding exhibits), is available to shareholders without charge, upon written request to O'Reilly Automotive, Inc., 233 South Patterson, Springfield, Missouri 65802, Attention: Secretary.

                                           By Order of the Board of Directors


                                           Tricia Headley
                                           Secretary

Springfield, Missouri
March 22, 2004

                                                                      APPENDIX A

                              O'REILLY AUTO PARTS


You are cordially invited to attend the Annual Meeting of Shareholders of O'Reilly Automotive, Inc., to be held at the University Plaza Convention Center, 333 John Q. Hammons Parkway, Springfield, Missouri on Tuesday, May 4, 2004, at 10:00 a.m. Central Time.



                                2003 HIGHLIGHTS

                       *  11th Consecutive Year of Record Revenues and Earnings

                       *  15.2% Increase in Sales to $1.51 Billion

                       *   7.8% Comparable Store Product Sales

                       *  128 New Stores Opened

                       *  Reduced Outstanding Indebtedness by $69.3 Million

                       *  Net Income of $100.1 Million



--------------------------------------------------------------------------------



                                     PROXY

                           O'REILLY AUTOMOTIVE, INC.
             Annual Meeting of Shareholders - Tuesday, May 4, 2004

         (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned hereby appoints David E. O'Reilly, Lawrence P. O'Reilly and Charles H. O'Reilly, Jr., and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote as the undersigned designates, all shares of Common Stock of O'Reilly Automotive, Inc., a Missouri corporation (the Company), held by the undersigned on February 27, 2004, at the Annual Meeting of Shareholders (the Annual Meeting) to be held on May 4, 2004, at 10:00 a.m. Central Time in Springfield, Missouri or at any adjournment or postponement thereof, upon the matters set forth on the reverse side of this card, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ACTIONS OR PROPOSALS.

O'REILLY AUTO PARTS                    VOTE BY INTERNET - www.proxyvote.com

                                       Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M.Eastern Time, May 3, 2004. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.


                                       VOTE BY PHONE  -  1-800-690-6903

                                       Use any touch-tone  telephone to transmit
                                       your voting  instructions  up until 11:59
                                       P.M. Eastern Time, May 3, 2004. Have your
                                       proxy card in hand when you call.You will
                                       be   prompted   to  enter  your  12-digit
                                       Control Number which is located below and then follow the simple instructions the Vote Voice provides you.


                                       VOTE BY MAIL

                                       Mark, sign and date your proxy card and return in the postage-paid envelope we have provided or return to O'Reilly Automotive, Inc.,c/o ADP,51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

O'REILLY AUTOMOTIVE, INC.

The Board of Directors recommends a vote FOR the following actions or proposals (as described in the accompanying Proxy Statement).


Election of Directors
                                                                                       To withhold authority to vote,
1. Proposal to elect Class II Directors                 For     Withhold     For All    mark "For All Except" and write the
   (three-year term).                                   All        All        Except    nominee's number on the line below.
                                                                                       _____________________________________
    01) Joe C. Greene                                   ___        ___         ___
    02) Lawrence P. O'Reilly
    03) Rosalie O'Reilly-Wooten

Vote on Proposal                                        For   Against   Abstain

2. Ratification of apppointment of Ernst                ___     ___       ___
   & Young as independent auditors.

3. Ratification of two new Class I Directors
   (terms to expire in 2006):

   A) John Murphy                                       ___     ___       ___

   B) Ronald Rashkow


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Please sign exactly as name(s) appear hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Signature [PLEASE SIGN WITHIN BOX]  Date        Signature (Joint Owners)   Date

________________________________   _____        _______________________   _____